SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                 January 7, 2002

                             Insightful Corporation
                             ----------------------
             (Exact name of Registrant as specified in its charter)



           Delaware               02-020992                 04-2842217
- ----------------------------    -------------      ---------------------------
(State or other jurisdiction     (Commission              (IRS Employer
      of Incorporation)          File number)          Identification No.)


         1700 Westlake Ave N. #500
            Seattle, Washington                      98109-3044
            -------------------                     ------------
          (Address of principal                      (Zip Code)
            executive offices)

                                 (206) 283-8802
                                 --------------
               Registrant's telephone number, including area code




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Item 5.  Other Events
- ---------------------

     On January 7, 2002, Insightful Corporation, a Delaware corporation, announced preliminary financial results for the quarter and fiscal year ended December 31, 2001. A copy of the press release dated January 7, 2002 relating to this announcement is attached as Exhibit 99.1 and is incorporated into this current report by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
- ---------------------------------------------------------------------------

(c)  Exhibits
- -------------

Exhibit No.     Exhibit

99.1            Press Release dated January 7, 2002.



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                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            INSIGHTFUL CORPORATION



January 8, 2002             By:
                                ------------------------
                                Sarwat H. Ramadan
                                Vice President, Finance & Administration,
                                Chief Financial Officer, Treasurer and Secretary

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.     Exhibit

99.1            Press release dated January 7, 2002



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